SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2000
                                                        -----------------

                              Mirant Corporation
             (Exact name of registrant as specified in its charter)

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Delaware                            001-16107                     58-2056305
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(State or other jurisdiction     (Commission File   (IRS Employer Identification
      of incorporation)              Number)             No.)


          1155 Perimeter Center West Suite 100, Atlanta, Georgia      30338
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               (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (678) 579-5000
                                                          ----------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

            23    -     Consent of Arthur Andersen LLP.

            99    -     Audited Financial Statements of Mirant Corporation as of
                        December 31, 2000.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     March 6, 2001                           Mirant Corporation




                  `                               By /s/ James A. Ward
                                              ----------------------------------
                                                  James A. Ward
                                                  Senior Vice President, Finance
                                                  And Accounting
                                                  (Principal Accounting Officer)